UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2007
AMERICAN EXPRESS ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
American Express Receivables Financing Corporation V LLC
as Depositor of the
American Express Issuance Trust
(Exact name of registrant as specified in its charter)

Delaware	333-121895-02	20-2007139

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

200 Vesey Street, New York, NY		10285

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 640-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-20.1: MONTHLY STATEMENT RELATING TO INTEREST DISTRIBUTIONS
EX-20.2: MONTHLY STATEMENT RELATING TO INTEREST DISTRIBUTIONS
EX-99: MONTHLY SERVICER'S CERTIFICATE

Item 8.01       Other Events
Information concerning the American Express Issuance Trust (the “Trust”) is contained in the Monthly Servicer’s Certificate, dated as of May 10, 2007, for the Distribution Date occurring on May 15, 2007 and the preceding Due Period from March 26, 2007 to April 24, 2007, and is provided to the Bank of New York, as Indenture Trustee, under the Indenture, dated as of May 19, 2005 (the “Indenture”). Such Monthly Servicer’s Certificate is attached hereto as Exhibit 99 and is incorporated herein by reference. Information concerning interest distributions made on the Series 2005-1 Notes, occurring on May 15, 2007, is contained in the Monthly Statement provided to the holders of such Notes. Information concerning interest distributions made on the Series 2005-2 Notes, occurring on May 15, 2007, is contained in the Monthly Statement provided to the holders of such Notes. Such Monthly Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.
Item 9.01       Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 20.1	Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on May 15, 2007.

Exhibit 20.2	Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on May 15, 2007.

Exhibit 99	Monthly Servicer’s Certificate, dated as of May 10, 2007 for the Distribution Date occurring on May 15, 2007, and the preceding Due Period from March 26, 2007 to April 24, 2007, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
May 15, 2007

American Express Receivables Financing Corporation V LLC, as Depositor of the American Express Issuance Trust

By: Name:	/s/ Maureen Ryan Maureen Ryan
Title:	Vice President and Treasurer

EXHIBIT INDEX

Designation	Description

Exhibit 20.1	Monthly Statement relating to interest distributions on the 2005-1 Notes, occurring on May 15, 2007.

Exhibit 20.2	Monthly Statement relating to interest distributions on the 2005-2 Notes, occurring on May 15, 2007.

Exhibit 99	Monthly Servicer’s Certificate, dated as of May 10, 2007 for the Distribution Date occurring on May 15, 2007, and the preceding Due Period from March 26, 2007 to April 24, 2007, provided to the Bank of New York, as Indenture Trustee, under the Indenture for the American Express Issuance Trust.